Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
					1	2
2. AMENDMENT/MODIFICATION NO. 0015		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS221262	5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code) SIGA TECHNOLOGIES, INC. 1385150 SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK NY 100658014			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO10020110001C
10B. DATED (SEE ITEM 13) 05/13/2011
CODE 1385150	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers          ☐ is extended,      ☐ is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) 2018.199TWNP.26402	Net Increase:	$50,000,000.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTOPURSUANT TO AUTHORITY OF: 52.217-7 Option for Increased Quantity Separately Priced Line Item; FAR 1.605-1 – Mutual Agreement
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Tax ID Number:          13-3864870
DUNS Number:          932651516
PURPOSE:       This modification is to exercise option CLIN 0011, B.5. Price schedule, Payment for FDA Approval for extension to 84-Month Expiry Product, as described in Section C.7.1 (NSP).

FUNDS ALLOTTED PRIOR TO MOD #15          $472,320,688.00
FUNDS ALLOTTED WITH MOD #15                 $50,000,000.00
TOTAL FUNDS ALLOTTED TO DATE              $522,320,688.00 (Changed)

EXPIRATION DATE:  September 24, 2020          (Unchanged)
Continued …
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby CSO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ELIZABETH STEINER
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby	15C. DATE SIGNED 30 Jul 2018	16B. UNITED STATES OF AMERICA /s/ Elizabeth Steiner	16C. DATE SIGNED 7/30/18
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100001C/0015	PAGE OF
		2	2
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

CONTRACT FUNDED THROUGH September 24, 2020 (Unchanged)

Total contract value is changed from Not To Exceed $472,320,688.00 by $50,000,000.00 to $522,320,688.00.

1)   This option is being exercised in accordance with Statement of Objectives, Section C.7.1.1 and corresponding Section B.5. Price schedule, CLIN 0011, because SIGA completed the contract requirement for FDA Approval for extension to 84-Month Expiry Product on July 13, 2018 by receiving NDA approval from the FDA.
2)   By exercising the option for CLIN 0011 under the terms of this contract the total amount being obligated under this modification for this option FFP CLIN (0011) is $50,000,000 (FFP).

All other terms and conditions of contract HHSO1002011000010 remain unchanged.

END OF MODIFICATION 0015 TO HHSO100201100001C
Delivery:  06/07/2018
Delivery Location Code:  HHS/OS/ASPR
HHS/OS/ASPR
200 C St SW
WASHINGTON DC 20201 US

Appr. Yr.:  2018 CAN:  199TWNP Object Class:  26402
FOB:  Destination
Period of Performance:  06/28/2016 to 09/24/2020

Add Item 7 as follows:

	ASPR-18-02825 -- Exercise Option CLIN 0011 under SIGA Technologies contract HHSO100201100001C Obligated Amount: $50,000,000.00				$50,000,000.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110